EXHIBIT 4(c)



                                     FORM OF
                                     -------
                  REGULATION S OFFSHORE SUBSCRIPTION AGREEMENT
                  --------------------------------------------


National Datacomputer, Inc.
900 Middlesex Turnpike, Bldg. 5
Billerica, Massachusetts  01821

Attention:  Malcolm M. Bibby, Ph.D., President

Dear Mr. Bibby:

         This Subscription Agreement (the "Agreement") is being executed and delivered by the prospective purchaser identified on the signature page to this Agreement (the "Purchaser") in connection with the [___________] offering (the "Offering") by National Datacomputer, Inc., a Delaware corporation (the "Company"), and the related materials described in Schedule 1 hereto (collectively, the "Offering Materials") and any subsequent amendments or supplements thereto, of [_______________] shares of the Company's Series B Convertible Preferred Stock (the "Shares") as set forth in the Statement of Designation of Rights and Preference of the Series B Convertible Preferred Stock (the "Designation") attached hereto and made a part hereof as Exhibit A. The Offering is being conducted in reliance on Regulation S ("Regulation S"), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

         1. SUBSCRIPTION AND PAYMENT FOR SHARES; DELIVERY OF SHARES. Subject to the terms and conditions of this Agreement, the Purchaser hereby subscribes for and agrees to purchase from the Company the number of Shares (the "Purchased Shares") set out on the signature page to this Agreement. The price for the Purchased Shares will be the price per share set forth on the signature page, and Purchaser shall pay to the Company the amount set out opposite Purchaser's address on the signature page to this Agreement (the "Purchase Price").

                  (a) Upon receipt of notification from the Company of the Company's acceptance of this subscription and of the date for payment (the "Payment Date") for the Purchased Shares, the Purchaser shall make payment of the Purchase Price on the Payment Date, as follows:

                           (i) Purchaser shall cause U.S. funds in the amount of
the Purchase Price to be sent by wire transfer as follows:

         Cambridge Trust Company, 494 Boston Post Road, Weston, Massachusetts, ABA number 011300595, for deposit to "National Datacomputer, Inc., O'Connor, Broude & Aronson, Escrow Agent," account number 76-959-2-16.

                                       or







                           (ii) Purchaser shall cause a bank, brokerage firm, or
other financial institution with offices in New York City, as Purchaser's agent, to make payment of the Purchase Price in U.S. dollars to the Company by certified or bank check in immediately available funds.

                  (b) The Company shall deliver the certificate or certificates evidencing the Purchased Shares, pursuant to delivery instructions provided by the Purchaser to the Company, against payment of the Purchase Price pursuant to the provisions of subsections (a) (i) or (ii) of this Section 1. The Company expects to hold one closing (the "Closing") of this Offering and the date of such Closing shall be referred to as the "Closing Date."

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER. Purchaser hereby acknowledges that the Company is offering the Shares in reliance upon the representations, warranties, and other information set forth by the Purchaser herein. Purchaser hereby undertakes to notify the Company immediately of any changes in any of the representations, warranties, and other information contained herein. In order to induce the Company to accept the subscription made hereby, the Purchaser hereby represents, warrants, and acknowledges to the Company as follows:

                  2.1 COMPLIANCE WITH UNITED STATES SECURITIES LAWS. Purchaser understands that the Shares are being offered and sold to in reliance upon specific exemptions from the registration requirements of federal and state securities laws pursuant to Regulation S and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares. The Purchaser understands and acknowledges that the Shares have not been registered under the Securities Act, and such Shares may not be offered or sold in the United States or to any "U.S. Person" (as defined in Rule 902(o) of Regulation S, which definition is set forth in Schedule 2 hereto and is hereby incorporated by reference) for a period of 40 days following the Closing (the "Restricted Period") and thereafter unless such Shares are registered under the Securities Act and any applicable state securities law in the United States or such offer or sale is made pursuant to exemptions from those registration requirements. The Shares are being offered and sold pursuant to the terms of Regulation S, which permits the Shares to be sold by the Company solely to non-U.S. Persons in transactions outside of the United States, subject to certain terms and conditions. The Purchaser further acknowledges that neither the Securities and Exchange Commission nor any other United States or foreign federal or state agency or authority has passed on or endorsed the merits of this Offering.

                  2.2 PURCHASER NOT A U.S. PERSON. Purchaser is purchasing the Shares, for its own account or for persons or accounts as to which it exercises investment discretion. PURCHASER AND EACH SUCH PERSON OR ACCOUNT ARE NOT U.S. PERSONS. THE SECURITIES WERE NOT OFFERED TO THE PURCHASER IN THE UNITED STATES, AND THE PURCHASER HAS EXECUTED THIS AGREEMENT OUTSIDE THE UNITED STATES.

                  2.3 INVESTMENT EXPERIENCE OF PURCHASER. Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Securities Act), the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities such as the Shares and has requested, received, reviewed and considered the Offering Materials (set forth in Schedule I attached hereto) and all other information it deems relevant in making a decision to execute this Agreement and to purchase the Purchased Shares. The Purchaser has had the opportunity to request additional information from and to ask questions of the officers and directors of the Company. The Purchaser understands the risks associated with investment in the Company, the most significant of which are the Company's financial condition as set forth in the Company's audited financial statements for the fiscal year ended December 31, 1995, and those enumerated in
Section 2.8 below, and the Purchaser, or the person or account for which it is acting, is able to bear indefinitely the economic risk of acquiring the Shares, has other adequate means of providing for current needs and contingencies, has no need for liquidity with respect to such investment and could afford the complete loss thereof.

                  2.4 RESTRICTIONS ON RESALE. Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or the Common Stock, as defined below, or, during the Restricted Period, offer or sell any of the Shares or any Shares of Common Stock into which the Shares are convertible (the "Underlying Shares") in the United States to or for the benefit or account of a U.S. Person. Purchaser understands that the Shares and Underlying Shares are only transferable on the books and records of the Company and its transfer agent and that the Company and the transfer agent will not register any transfer of Shares or Underlying Shares which the Company in good faith believes violates applicable federal or state securities law in the United States or the restrictions set forth herein. All subsequent offers and sales of the Shares and Underlying Shares by Purchaser shall be made in compliance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or an exemption from such registration. In any case, the Shares and Underlying Shares shall not be resold to U.S. persons or within the United States during the period of forty (40) days commencing upon the completion of this Offering and as otherwise restricted herein with respect to the limitations on converting the Shares to the Underlying Shares, as set forth in Section 2.5 below. Any proposed offer, sale or transfer of any of the Shares or Underlying Shares during the Restricted Period shall be subject to the condition that Purchaser deliver to the Company (i) a written certification of the proposed transferee, acceptable in form and substance to the Company's counsel, that such transferee is not a U.S. Person and is acquiring the Shares or Underlying Shares for such transferee's own account and (ii) a written opinion of counsel to the Purchaser, acceptable in form and substance to the Company's counsel, to the effect that the offer, sale and transfer of such Shares or Underlying Shares is permissible under the provisions of Regulation S. The Purchaser understands that this resale restriction will continue to apply to the Shares and Underlying Shares if disposed of by the Purchaser during the Restricted Period and consents to the issuance of appropriate stop transfer instructions to the Company's transfer agent with respect to the Shares and Underlying Shares.

                  2.5 RESTRICTIONS ON CONVERSION. Purchaser understands and acknowledges that, in accordance with the terms of Subparagraph 4(d) of the Designation, the Shares cannot be converted, in whole or in part, for shares of the Company's Common Stock, $.02 par value per share (the "Common Stock"), for a period of at least 45 calendar days following the date of issuance of the Shares (the "Original Issuance Date"); and that commencing on the 45th calendar day following the Original Issuance Date and continuing up to and including the 74th calendar day following the Original Issuance Date, the Purchaser may convert up to one-third (1/3) of the Purchased Shares (i.e. - no more than $400,000 of the Stated Value [as defined in the Designation] of such Purchased Shares) held by Purchaser on such day for shares of Common Stock, in accordance with the terms of the Designation; and that commencing on the 75th calendar day following the Original Issuance Date and continuing up to and including the 104th calendar day following the Original Issuance Date, the Purchaser may convert up to two-thirds (2/3) of the Purchased Shares (i.e. - no more than $800,000 of the Stated Value of such Purchased Shares) held by Purchaser on such day for shares of Common Stock, in accordance with the terms of the Designation; and that commencing on the 105th calendar day following the Original Issuance Date, the Purchaser may convert up to 100% of the Purchased Shares (i.e. - the Original Aggregate Stated Value [as defined in the Designation] of such Purchased Shares) held by Purchaser on such day for shares of Common Stock, in accordance with the terms of the Designation.

                  2.6 LEGENDS. Purchaser agrees that the certificates representing the Purchased Shares shall bear legends substantially in the form set forth below, and understands that the first legend may be removed at the end of the Restricted Period:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), of the United States of America and have been issued in reliance upon the exemption from such registration contained in Regulation S under the Act. They may not be offered, sold or transferred in the United States or to any "U.S. Person" (as defined in Regulation S)."

         "The securities represented by this certificate may not be converted except in accordance with the terms and conditions of a certain Offshore Subscription Agreement between National Datacomputer, Inc. and the holder hereof, dated ______ __, 1996."

         Following any holding period imposed by Regulation S or other applicable securities laws, the Company, upon the receipt of an opinion of counsel to the Purchaser, satisfactory in form and substance to the Company's Counsel, shall request the transfer agent to remove said legend and reissue the Shares represented by the certificate.

                  2.7 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND OTHER OBLIGATIONS. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; and, if Purchaser is a company or corporation, the execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all requisite corporate and shareholder action of Purchaser. Upon the execution and delivery of this Agreement and its acceptance by the Company, this Agreement shall constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms (except insofar as the enforcement thereof may be limited by any applicable laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles).

                  2.8 RISK FACTORS. The Purchaser acknowledges that an investment in the Shares is speculative and is suitable only for investors who are capable of bearing the economic risk of the investment, including the total loss thereof. Prior to purchasing Shares, prospective investors should carefully consider the following risk factors as well as any other information provided.

         NEED FOR ADDITIONAL FUNDS

         Even if all of the Shares offered hereby are sold, as to which no assurance can be given, the Company may in the future require additional funds from borrowings or equity financings. No assurance can be given that such funds, if needed, will be available on terms that are satisfactory or advantageous to the Company or its stockholders. Based on management's current operating plan, the Company believes that the net proceeds to be raised hereunder together with cash generated by operations will be adequate to finance the Company's operations for at least the next 12 to 24 months.

         NO ASSURANCE OF LISTING ON NASDAQ

         An important purpose of this Offering is to have the Company meet the initial listing application requirements maintained by NASDAQ for its small capitalization market ("Initial Listing Requirements"). Pursuant to the Initial Listing Requirements, the Company must have a total stockholders' equity of at least $2,000,000 and a minimum bid price for its Common Stock of $3.00. Management believes that net proceeds from the sale of the Shares will be sufficient to increase the Company's total stockholders' equity to in excess of $2,000,000. In addition, the bid price for the Common Stock has recently ranged from $3.00 to $3.375. No assurance can be given that the bid price will remain at its recent levels, which is necessary to satisfy the Initial Listing Requirements.

         COMPETITION

         The hand-held computer industry is highly competitive. The Company competes and expects to compete in the future with several competitors, many of whom have substantially greater financial, technical and managerial resources than the Company and may be able to adapt more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the promotion and sale of their products than can the Company. The hand-held computer industry is also characterized generally by low barriers to entry and as a result new competitors possessing technological, marketing or other competitive advantages may emerge and rapidly acquire a market share. Although the Company believes its products have features and functionality that will enable the Company to compete effectively with competitive products, ongoing enhancements to its products will be required to enable the Company to maintain its competitive position.

         TECHNOLOGICAL CHANGE

         The market for hand-held computers is characterized by technological developments and ongoing changes in customer requirements. As a result, the Company's future success will depend upon its ability to continue to enhance its current products and to develop and introduce in a timely manner new products that take advantage of technological advances and respond to new and changing customer requirements. No assurance can be given that the Company will be successful in developing and marketing enhancements to its products or new products incorporating new technology on a timely basis, or that its products will adequately address the changing needs of the marketplace.

         LACK OF PATENTS AND PROTECTION OF PROPRIETARY INFORMATION

         The Company does not hold any patents. However, the Company does not believe that patents are necessary for the protection of its technology or that the lack of patents materially adversely affects the Company's business. The Company relies primarily on unpatented proprietary know-how and unregistered copyright protection of its software. In addition, the Company relies upon confidentiality agreements with its employees. No assurance can be given that others do not have or will not develop substantially equivalent proprietary information or otherwise obtain access to the Company's know-how or that others may not obtain patents which require licensing by the Company for the pursuit of its business. No assurance can be given that others will not independently develop substantially equivalent or superior proprietary technology or otherwise gain access to the Company's trade secrets, that any obligations of confidentiality will be honored or that the Company will be able to effectively protect its rights to proprietary information.

         ATTRACTION AND RETENTION OF QUALIFIED PERSONNEL; DEPENDENCE ON KEY EMPLOYEES

         The Company's success depends in part upon attracting and retaining the services of its executive officers and technical personnel. Competition for qualified personnel is intense, and the loss of certain key personnel could have an adverse impact on the Company. All key personnel devote their full time to the business of the Company.

         ABSENCE OF DIVIDENDS

         The Company has not paid any dividends on its capital stock to date, and it is unlikely that the Company will declare or pay dividends in the foreseeable future. The Directors presently intend to retain earnings to fund continued operations and development.

         LIMITED TRADING MARKET FOR COMMON STOCK

         The Company's Common Stock is currently traded on the NASD Electronic Bulletin Board under the symbol "NDCP" and the public market for the Common Stock is very limited. No assurance can be given that an active market for the Company's securities is likely to further develop until the Company's Common Stock is listed and traded on the NASDAQ Small-Cap Market.

         POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN CHARTER PROVISIONS

         The Company's Certificate of Incorporation, as amended, authorizes the Board of Directors to issue up to 50,000 shares of Preferred Stock. To date, 20 shares of Preferred Stock have been designated as Series A Convertible Preferred Stock, none of which are currently issued and outstanding, and 4,200 shares of Preferred Stock have been designated as Series B Convertible Preferred Stock, [__________] of which are currently issued and outstanding. At this time, the Company has no present plans other than this Offering for the issuance of additional shares of Preferred Stock. The Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. However, the issuance of any such shares of Preferred Stock could adversely affect the rights of holders of Common Stock and, therefore, could reduce the value of the Common Stock. In addition, the ability of the Board of Directors to issue Preferred Stock could discourage, delay, or prevent a takeover of the Company.

         In addition, the Company, as a Delaware corporation, is subject to the General Corporation Law of the State of Delaware, including Section 203, an anti-takeover law enacted in 1988. In general, the law restricts the ability of a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder. As a result of the application of Section 203 and certain provisions in the Company's Certificate of Incorporation and Bylaws, as amended, potential acquirors of the Company may find it more difficult or be discouraged from attempting to effect an acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions.

         POSSIBLE VOLATILITY OF COMMON STOCK PRICES

         The markets for equity securities in general and for those of manufacturers and sellers of high technology products, in particular, have been volatile and the price of the Common Stock in the future could be subject to wide fluctuations in response to quarterly variations in operating results, news and product announcements, trading volume, general market trends and other factors.

                  2.9 BINDING EFFECT OF SUBSCRIPTION AGREEMENT. This Agreement shall not be binding on the Company until such Agreement is accepted by the Company. The Purchaser hereby acknowledges and agrees, subject to any applicable securities law, that the subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

                  2.10 DECISION TO INVEST. In making his decision to purchase the Shares herein subscribed for, the Purchaser has relied solely upon the information about the Company contained in the Agreement and Offering Materials provided to him, and upon independent investigations made by him or his legal counsel or investment advisor. He is not relying on any representations or warranties from the Company or any of its officers, directors, affiliates, employees or agents, other than the information provided by the Company to him in this Offering.

                  2.11 PURCHASER'S RESIDENCE. The Purchaser represents that he is a resident and domiciliary (not a temporary or transient resident) of the state (or province), county, and country set forth below, has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Shares have been directed to the Purchaser in, and received by him in, such jurisdiction.

                  2.12 PURCHASER AS REPRESENTATIVE. The Purchaser represents and warrants that if the Purchaser is executing this Agreement in a representative or fiduciary capacity, the Purchaser has full power and authority to execute and deliver the Agreement on behalf of the subscribing corporation, partnership, trust or other entity for whom the Purchaser is executing this Agreement, and such corporation, partnership, trust or other entity has full right and power to enter into and perform this Agreement.

                  2.13 PURCHASER AS AGENT. The Purchaser may purchase Shares as agent for various principals to be designated, in which case it shall hereby make the above representations and warranties on behalf of such principals.

                  2.14 NO PROTECTION OF PURCHASER'S INTERESTS. The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such firm nor any other firm has acted on behalf of the Purchaser, and any purchaser of the Shares offered hereby should not rely on the firm so retained by the Company with respect to any matters herein described.

                  2.15 NO SHORT POSITION. Neither Purchaser nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                  2.16 VALUATION OF THE COMMON STOCK. The Purchaser represents that he has independently evaluated the fairness of the offering price for the Shares.

         3.       ADDITIONAL COVENANTS OF THE COMPANY AND THE PURCHASER

                  3.1 ISSUANCE OF BONUS WARRANTS. In the event that the Conversion Price, as determined in accordance with the Designation, for the Shares upon conversion would have been below the Minimum Conversion Price
($1.00), as defined in the Designation, at the time of any conversion of the Shares prior to March 31, 1997, then the Company shall issue to the Purchaser warrants exercisable for a period of three years to purchase Common Stock at an exercise price of $1.00 per share (the "Bonus Warrants"), as follows:

                  If the Company does not achieve the aggregate levels of net operating income listed below in the period between April 1, 1996 and March 31, 1997 (the "Bonus Warrants Earnings Period"), as determined by (i) the Company's audited financial statements and report of the Company's independent certified public accountants included in the Company's Form 10-KSB to be filed the Securities and Exchange Commission ("SEC") for the fiscal year ending December 31, 1996; and (ii) the Company's Form 10-QSBs to be filed with the SEC for the Company's fiscal quarters ending June 30, 1996, September 30, 1996, and March 31, 1997, then the Company will issue to the Purchaser by September 30, 1997, on a pro-rata basis based upon the Purchaser's subscription in the Offering, the Bonus Warrants, in the amounts determined below:

          Net Operating Income ("NOI")                        Amount of Bonus Warrants
          ----------------------------                        ------------------------
         NOI <= $0                                   [Number of Purchased Shares x 1000 x (2/3)]
         $0 < NOI < $100,000                         [Number of Purchased Shares x 1000 x (1/2)]
         $100,000 <= NOI < $250,000                  [Number of Purchased Shares x 1000 x (1/3)]
         $250,000 <= NOI < $500,000                  [Number of Purchased Shares x 1000 x (1/6)]
         $500,000 <= NOI                                                  none

         By way of example only, if the Company's NOI during the Bonus Warrants Earnings Period is $120,000, then the Company will be required to issue an aggregate of [Number of Purchased Shares x 1000 x (1/3)] Bonus Warrants, to be divided among all of the Purchasers in the Offering.

                  3.2 CONVERSION PRICE. The Company and Purchaser acknowledge that the Designation provides that the conversion price (the "Conversion Price") of the Shares shall be the lower of $1.50 or the price as determined based upon the average bid price of the Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the period of five trading days immediately preceding the date of conversion (the "Average Closing Price") and discounting the Average Closing Price by an amount equal to 40% thereof. In no event, except as set forth in Section 3.4 below and as more fully set forth in the Designation, shall the Conversion Price be less than $1.00. The Conversion Price and the number of shares of Common Stock into which the Shares shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events in accordance with Paragraph 7 of the Designation. The specific terms of conversion are more fully set forth in Paragraph 7 of the Designation.

                  3.3 LACK OF AUTHORIZED SHARES. If the Company is required to issue Bonus Warrants pursuant to Section 3.1 above, then the Purchaser acknowledges and understands that the Company does not currently have authorized and available for issuance enough shares of Common Stock issuable upon exercise of more than 500,000 Bonus Warrants. The Purchaser further understands that the Company's Board of Directors has authorized such additional shares, but such authorization must be approved by the affirmative vote of the holders of a majority of the Common Stock. The Company hereby undertakes to use its best efforts to complete all action required in order to authorize and reserve a sufficient amount of shares of Common Stock to satisfy the Company's obligations underlying the Bonus Warrants. The Company plans to hold an Annual Meeting of Stockholders in September 1996. Among other things, the Company will propose that the stockholders authorize an increase in the number of shares of Common Stock that the Company is authorized to issue, such that the Company will have a sufficient number of shares of Common Stock to reserve for issuance upon exercise of the maximum amount of Bonus Warrants that may be issued to the Purchaser hereunder. No assurance can be given that the Company's stockholders will approve such a proposal. The Purchaser explicitly consents to this state of affairs.

                  3.4      ELIMINATION OF MINIMUM CONVERSION PRICE.

                  (a) In the event that at any time prior to March 31, 1999, the Company's Stockholders' Equity, as set forth in any of the Company's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with SEC during such period, is less than $1,000,000, then the Minimum Conversion Price as applied to any future conversion into Common Stock of the Shares pursuant to the Designation shall be eliminated, and the Conversion Price shall be that price as determined in accordance with the terms of the Designation without any minimum price in effect.

                  (b) In the event that the Minimum Conversion Price is eliminated pursuant to Section 3.4(a) prior to March 31, 1997, then the Company shall not be required to issue the Bonus Warrants pursuant to Section 3.1 above. The Purchaser acknowledges that if no Minimum Conversion Price is applied to the conversion into Common Stock of the Shares, then the provisions of Section 3.1 with respect to the Bonus Warrants shall be null and void, and of no effect against the Company.

                  3.5 NASDAQ LISTING APPLICATION. The Company has filed a Nasdaq SmallCap Market Application for Initial Inclusion (the "Application") of the Company's Common Stock. In the event that the Application has not been accepted and the Company's Common Stock has not been approved for listing on the Nasdaq SmallCap Market within 60 days from the date the Application is filed because the Common Stock fails to meet the minimum bid price requirements, then the Company will use its best efforts after such time to effectuate a reverse stock split on its Common Stock so that it may meet such minimum bid price requirements. The Purchaser acknowledges that such a reverse split may not necessarily guarantee that the Application will be accepted or result in the Company's Common Stock being approved for listing on the Nasdaq SmallCap Market.

                  3.6 ADDITIONAL PAYMENTS. The Company acknowledges that the Purchaser shall be entitled to receive interest at the rate of eight percent (8%) per annum on the stated value of the Shares at the Closing. Such interest shall be calculated and payable quarterly, in cash or Common Stock of the Company, all as more fully set forth in Paragraph 4 of the Designation.

                  3.7 MANDATORY CONVERSION. If at March 31, 1999 (the "Mandatory Conversion Date"), there remains issued and outstanding any of the Purchased Shares, then the Corporation shall be entitled to require all (but not less than all) holders of the Purchased Shares then outstanding to convert their Purchased Shares into shares of Common Stock pursuant to Paragraph 8 of the Designation.

                  3.8 REDEMPTION At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Section 2.5 of this Agreement and Subparagraph 7(d) of the Designation, if the closing bid price of the Company's Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" equals or exceeds $5.00 for 20 consecutive trading days, then the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding Purchased Shares, at a price of $1,000 per share of such Series B Convertible Preferred Stock (the "Redemption Price"), subject to adjustment, all as more fully set forth in Paragraphs 7 and 9 of the Designation.

                  3.9 LEGAL EXPENSES FOR ENFORCEMENT. In the event that the Purchaser must resort to legal process in order to enforce the Company's obligations under this Agreement, the Company agrees to reimburse the Purchaser for all reasonable attorney's fees incurred in such enforcement, provided that such enforcement action by the Purchaser is successful.

         4. NOTICES. All notices, demands, consents or similar communications under this Agreement shall be given or made in writing and shall be delivered personally, or sent by registered or certified airmail, postage prepaid or by overnight courier services and shall be deemed given when so delivered or three
(3) business days after so mailed:

                  (a) if to the Company, at its address as set out at the head of this Agreement, or at such address or addresses as may have been furnished to Purchaser in writing by the Company;

                  (b) if to Purchaser, at its address as set out following Purchaser's signature on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing; or

                  (c) if to any transferee or transferees of Purchaser, at such address or addresses as shall have been furnished to the Company or its transfer agent at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company or its transfer agent in writing.

         5. AMENDMENTS. No amendment, interpretation or waiver of any of the provisions of this Agreement shall be effective unless made in writing and signed by the Company and at least a majority of the Purchasers hereunder.

         6. HEADINGS. The headings of the sections of this Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Agreement.

         7. WAIVER. The failure to enforce or to require the performance at any time of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Agreement or any part hereof or the right of any party thereafter to enforce every provision in accordance with the terms of this Agreement.

         8. GOVERNING LAW. This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be governed by and determined in accordance with the internal laws of the Commonwealth of Massachusetts, in the United States of America, without regard to the principles of choice or conflict of law thereof. Venue for any dispute relating to the provisions of this Agreement shall be in the United States District Court for the District of Massachusetts.

         9. SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, in any action or proceeding arising out of or relating to this Agreement and Offering and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement or Offering in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

         10. SEVERABILITY. If any severable provision of this Agreement, or the application thereof to any person or circumstance, is held to be void, invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment, and the remainder of this Agreement shall be enforced as nearly as possible according to its original terms and intent.

         11. ENTIRE AGREEMENT. This Agreement, and the exhibits and schedules attached hereto and made a part hereof constitute the entire agreement between the parties and supersedes any prior understanding or agreements concerning the subject matter hereof.

         12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives and successors.

         13. UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws so as to be materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

         14. COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date of execution of this Agreement by the Purchaser, without regard to the dates or times when such counterparts may actually have been made, executed or delivered.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be executed as of the ____ day of June 1996, at the location stated below.

PURCHASER: (if an Individual)               PURCHASER: (other than an Individual
                                            purchasing for his own account)

- ----------------------------                ------------------------------------
(Signature)                                 (Printed Name of Purchaser)

- ----------------------------
(Signature of Joint Holder,
 if Applicable)

- ----------------------------                By:
(Printed Name of Joint                         ---------------------------------
 Holder, if Applicable)                     (Signature of Authorized
                                            Officer or Other Representative)
Purchaser's Permanent Address:

- ----------------------------                ------------------------------------
                                            (Printed Name and Title of
- ----------------------------                 Signatory)

- ----------------------------                ------------------------------------
(Purchaser's Country or                     (Purchaser's Jurisdiction
 Jurisdiction of Citizenship)                of Organization)

If this Agreement is being                  If this Agreement is being executed
in a jurisdiction                           executed  elsewhere than the
other than the jurisdiction set             jurisdiction set forth above,
forth above, indicate such                  indicate such location:
location:
         ------------------                 ------------------------------------
Purchaser's Telephone Number:               Purchaser's Telephone Number:

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Number of Purchased Shares: ___________________

Price per Share:           $1,000

Aggregate Purchase Price:  $____________________

Stock certificates should be registered in the Company's records and delivered to the address as follows:
                           -----------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

         The foregoing Subscription Agreement, executed by as Purchaser, is hereby accepted and agreed to by National Datacomputer, Inc., as of the ___ day of _______ 1996, as to $________ and shares of Series B Convertible Preferred Stock.

                           NATIONAL DATACOMPUTER, INC.



                           By:___________________________________
                               Malcolm M. Bibby, Ph.D., President

                         SCHEDULE 1 - OFFERING MATERIALS


1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996;

2. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1995;

3. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1994;

4. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1995;

5. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1995; and

6. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1995.

                    SCHEDULE 2 - DEFINITION OF "U.S. PERSON"



         The term "U.S. Person" means:

         1.       any natural person resident in the United States;

         2. any partnership or corporation organized or incorporated under the laws of the United States;

         3.       any estate of which any  executor or  administrator  is a U.S.
                  Person;

         4.       any trust of which any trustee is a U.S. Person;

         5.       any agency or branch of a foreign entity located in the United
                  States;

         6. any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

         7. any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         8. any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and
                  (b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act"), unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

         Notwithstanding paragraphs 1 through 8 above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. Person."

         Notwithstanding paragraphs 1 through 8 above, any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if:

         1. an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

         2.       the estate is governed by foreign law.

         Notwithstanding paragraphs 1 through 8 above, any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

         Notwithstanding paragraphs 1 through 8 above, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

         Notwithstanding paragraphs 1 through 8 above, any agency or branch of a U.S. Person located outside the United States shall not be deemed a "U.S. Person" if:

         1.       the agency or branch operates for valid business reasons; and

         2. the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. Persons."

                           NATIONAL DATACOMPUTER, INC.

                         900 MIDDLESEX TURNPIKE, BLDG. 5

                         BILLERICA, MASSACHUSETTS 01821

                            TELEPHONE: (508) 663-7677

                       PROSPECTIVE PURCHASER QUESTIONNAIRE

         An offering pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), may not be made in the United States or to any "U.S. Person" as defined in Rule 902(o) of Regulation S. The Purpose of the Questionnaire is to determine whether a prospective purchaser is a "U.S. Person." Please complete this Questionnaire and attach it to your Subscription Agreement.


1.       Name:__________________________________________________________________

2.       Is the Prospective Purchaser:

         (a)      a natural person resident in the United States?

                                    Yes ____                  No ____

         (b) a partnership or corporation organized or incorporated under the laws of the United States?

                                    Yes ____                  No ____

         (c) an estate of which any executor or administrator is a person described by (a), (b) or (e)?

                                    Yes ____                  No ____

                  If the answer to this item is "yes," please state whether (i) any executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate, and naming such fiduciary, and
                  (ii) the estate is governed by foreign law, giving the controlling jurisdiction.

                  ______________________________________________________________

                  ______________________________________________________________

         (d) a trust of which any trustee is a person described by (a), (b) or (e)?

                                    Yes ____                  No ____

                  If the answer to this item is "yes," please state whether any trustee of the trust has sole or shared investment discretion with respect to the trust assets (and naming such fiduciary) and whether any beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.




         (e)      an agency or branch of a foreign  entity located in the United
                  States?

                                    Yes ____                  No ____

         (f) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of any of the foregoing?

                                    Yes ____                  No ____

         (g) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States?

                                    Yes ____                  No ____

                  If the answer to this item is "yes," please state the name, address and citizenship of the person or entity for whose benefit the account is maintained.




         (h)      a partnership or corporation which is:

                  (i) organized or incorporated under the laws of any non-U.S. jurisdiction; and

                  (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                                    Yes ____                  No ____

Dated:______________


(For Prospective Purchasers Who are      (For Prospective Purchasers Who are Not
 Purchasing for Their Own Account)        Purchasing for Their Own Account)



- ---------------------------------         --------------------------------------
(Signature of Purchaser)


- ---------------------------------         By:
(Printed Name of Purchaser)                  -----------------------------------
                                          (Signature of Officer or
                                           Other Authorized
                                           Representative)

- ---------------------------------         --------------------------------------
(Signature of Joint Purchaser)            (Printed Name/Title of
                                           Officer or Other Authorized
                                           Representative)

- ---------------------------------
(Printed Name of Joint Holder)